UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2006



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2006-HE5
             (Exact name of registrant as specified in its charter)

            Delaware                   333-131211-[ ]           41-1955181
  ----------------------------    -----------------------    --------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000
                                                          ----- --------
                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        The consolidated financial statements of Financial Guaranty Insurance Company ("FGIC") and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the GMACM Home Equity Loan Trust 2006-HE5, Home Equity Loan-Backed Term Notes, Series 2006-HE5, are attached hereto, as
Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

        In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of September 30, 2006 and for the three and nine month periods ended September 30, 2006 and 2005 are attached hereto as Exhibit 99.2.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).     Financial Statements and Exhibits.


(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

Exhibit
Number             Description

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2 Consolidated financial statements of FGIC and subsidiaries as of September 30, 2006 and for the three and nine month periods ended September 30, 2006 and 2005.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RESIDENTIAL ASSET MORTGAGE
                                         PRODUCTS, INC.



                                         By:    /s/Patricia C. Taylor
                                             Name:   Patricia C. Taylor
                                             Title:  Vice President



Dated:  November 20, 2006




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                                  Exhibit Index

Exhibit No.                         Description


23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2 Consolidated financial statements of FGIC and subsidiaries as of September 30, 2006 and for the three and nine month periods ended September 30, 2006 and 2005.




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                                  Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Asset Mortgage Products, Inc. for the registration of GMACM Home Equity Loan Trust 2006-HE5, Home Equity Loan-Backed Term Notes, Series 2006-HE5, in the registration statement on Form S-3 (No. 333-131211) and to the use of our report dated January 23, 2006, with respect to the consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries, included in this Form 8-K of Residential Asset Mortgage Products, Inc. dated November 20, 2006, filed with the Securities and Exchange Commission and incorporated by reference in the Registration Statement.



                                            /s/ Ernst & Young LLP



New York, New York
November 20, 2006

                                  Exhibit 99.1



                                [See Attachment]

                                  Exhibit 99.2



                                [See Attachment]